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                                                                  EXHIBIT 23.1

                       INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statement No. 33-25922C of Telident, Inc. on Form S-8 of our report dated August 7, 1997, included in the Annual Report on Form 10-KSB of Telident, Inc. for the fiscal year ended June 30, 1997.

Deloitte & Touche LLP


Minneapolis, Minnesota
August 7, 1997